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[LOGO OF METLIFE(R)]                           INDIVIDUAL VARIABLE ANNUITY APPLICATION               SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                      MetLife Investors USA Insurance Company
222 Delaware Avenue Suite 900 . Wilmington, DE 19899             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Investors USA Variable Annuity Series S                                                  FOR ASSISTANCE CALL: THE SALES DESK

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Series S (Standard) [_] Series S with L-Share Option

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)           (State)     (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)           (State)     (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)
                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)           (State)     (Zip)       Phone (_____) _______________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                       /    /                         -     -
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Primary Name                     Relationship                        Date of Birth              Social Security Number        %

                                                                       /    /                         -     -
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Primary Name                     Relationship                        Date of Birth             Social Security Number        %

                                                                       /    /                         -     -
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Contingent Name                  Relationship                        Date of Birth              Social Security Number        %

                                                                       /    /                         -     -
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Contingent Name                  Relationship                        Date of Birth              Social Security Number        %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

Indicate only how contract is to be issued.                                               Funding Source of Purchase Payment

.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______               Make Check Payable to
                                                                                                       MetLife Investors USA
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* The annuitant and owner must be the same person.                                        $5,000 Non-Qual./$2,000 Qual. - Series
                                                                                            S (Stand.)
                                                                                          $10,000 Non-Qualified/Qualified - Series
                                                                                            S with L-Share Option


8406 (10/07)                                                  [BAR CODE]                                                       APPS
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RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS* (Optional. Only ONE of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFITS (GMIB)
     [_] GMIB Max
     [_] GMIB Plus III

     LIFETIME GUARANTEED WITHDRAWAL BENEFIT (LWG)
     [_] Single Life - Lifetime Withdrawal Guarantee (LWG)
     [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     GUARANTEED MINIMUM DEATH BENEFITS (ENHANCED DEATH BENEFITS (EDB))**
     [_] EDB Max (May only be selected if GMIB Max or no living benefit rider is elected.)
     [_] EDB II (May only be selected if GMIB Plus or no living benefit rider is elected.)

     OTHER DEATH BENEFIT RIDER
     [_] Principal Protection (no additional charge)

     ** EDB RIDERS ARE NOT AVAILABLE IN DECEDENT/STRETCH TAX MARKETS.

COMMUNICATIONS

8. TELEPHONE TRANSFER

I (We) authorize MetLife Investors USA Insurance Company (MetLife Investors USA) or any person authorized by MetLife Investors USA to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following (check applicable boxes):
                                                                                  [_] Owner(s)   [_] Registered Representative/Agent

SIGNATURES

9. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.

10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors USA Separate Account A. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


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(Owner Signature & Title, Annuitant unless otherwise noted)


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(Joint Owner Signature & Title)


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(Signature of Annuitant if other than Owner)


Signed at                                                                       Date
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)


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11. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.



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Agent's Signature                                                               Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number (Required for FL)


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Client Account Number

Home Office Program Information:

Select one. Once selected, the option cannot be changed.

Option A _____________   Option B ___________


8406 (10/07)                                                   Page 3                                                       APPS
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